                                                                   EXHIBIT 10.15

                        [COMMUNITY BANK INDIANOLA LOGO]




APRIL 10, 2000




George S. Hastings
President
Aquapro Corporation
1100 Highway 3
Sunflower, MS 38778


Dear George,


Community Bank, Indianola is pleased to commit to Aquapro Corporation two revolving lines of credit. The first is in the amount of $900,000.00 for the purpose of financing catfish feed purchased from Delta Western. The second is in the amount of $800,000.00 to be used for catfish production. This commitment is contingent on the following terms and conditions:

         1) The notes will be established as a revolving line of credit for the specific and expressed purposes of financing catfish feed purchased from Delta Western to be used to feed Aquapro Corporation and for catfish production from the $900,000.00 feed line.

         2) It is understood between Aquapro Corporation, hereinafter referred to as borrower, and Community Bank, Indianola, hereinafter referred to as lender, that borrower may not enter into any other catfish operations involving the production and sale of catfish without prior written consent of the lender. It is further understood that borrower may not pledge any assets described in the security agreement between borrower and lender without prior written consent of the lender.

         3) The security on the loan will be a perfected first lien position on all FishCo stock owned. Minimum number of shares pledged will be 448 shares of FishCo. A first lien position on inventory including fingerlings, food fish, stockers and accounts receivable will also be granted by Aquapro. A first lien position will also be taken on approximately 553 acres of land located in Sunflower County and Leflore County known as Circle Creek and Panther Run and a second lien on 647 acres of land located in Bolivar County. A blanket lien on all equipment. An assignment of $1,000,000 of life insurance taken on George Hastings and Randle Willoughby.

         4) The interest rate charged on the loan will be equal to New York Consensus Prime plus 165 basis points and will be subject to daily adjustments.

         5)       This line of credit will mature on March 15, 2001.

         6) An operating deposit account will be maintained at Community Bank, Indianola by Aquapro. All proceeds from pledged inventory sales and account receivable collection will be deposited into the account and 50% will be applied to the feed line and 50% will be applied to the production line, first to interest and secondly to principal. Maximum principal balances below will apply to the feed line and production line respectively.

                                             FEED LINE      PRODUCTION LINE
                                             ---------      ----------------
                  November 15, 2000          $700,000          $640,000
                  December 15, 2000          $500,000          $480,000
                  January 15, 2001           $320,000          $320,000
                  February 15, 2001          $160,000          $160,000
                  March 01, 2001                -0-               -0-

Noncompliance with the above dates will result in the borrower being required to obtain other outside funding to be applied to the LOC until the stated compliance is achieved.

         7) By acceptance of this commitment letter, the borrower agrees to comply with all terms and conditions herein and to a 1% ($17,000.00) commitment fee. Fee payable to Community Bank, Indianola at the time the commitment letter is accepted and delivered.

         8) The personal guarantee of George S. Hastings on the line of credit is required.

         9) Monthly financial statements will be required to be submitted to Community Bank, Indianola by the borrower within three weeks after the close of the accounting period.

        10) As of today's date, there are outstanding taxes due for 1999 on certain parcels of the real estate taken as collateral by Community Bank. These taxes must be paid in full and the receipt delivered to the bank as soon as the correct amount has been determined.

         11) Approval of funds in the amount of $900,000.00 for the feed production line and $800,000.00 on the production line are contingent on a consummated purchase with Federal Land Bank Association to increase the present water acreage by an additional 525 acres. The consummated sale will be evidenced by a Warranty Deed transferred on all land and a Bill of Sale transferred on all equipment, inventory and miscellaneous items. The present loans will be capped at the level of $700,000.00 on the feed line and $400,000.00 on the production line until such evidence of a consummated sale is given.


Community Bank, Indianola appreciates the opportunity to provide Aquapro Corporation with this credit facility and I am looking forward to working with you during this exciting time.


Sincerely,

COMMUNITY BANK
/s/ JOSEPH J. RICOTTA

JOSEPH J. RICOTTA
President/CEO


Acceptance

         Intending to be legally bound, the undersigned hereby accepts the foregoing loan commitment.


         Executed this  4/18  day of April, 2000.
                      --------


/s/ GEORGE S. HASTINGS
----------------------
GEORGE S. HASTINGS
President
Aquapro Corporation

--------------------------------------------------------------------------------
|AQUAPRO CORPORATION      | COMMUNITY BANK,         |                          |
|1100 HIGHWAY 3           | INDIANOLA, MISSISSIPPI  | Loan Number 4272795      |
|SUNFLOWER MS 38778       | 147 HWY 82E             |             -----------  |
|                         | INDIANOLA, MS 38751     | Date 4/20/00             |
|                         |                         |      ------------------  |
|                         |                         | Maturity Date 3/15/01    |
|                         |                         |               ---------  |
|                         |                         | Loan Amount $800,000.00  |
|                         |         LENDER'S        |             -----------  |
|       BORROWER'S        |     NAME AND ADDRESS    | Renewal of               |
|    NAME AND ADDRESS     | "You" means the lender, |           -------------  |
|   "I" includes each     |     its successors      |         JJR/LAV          |
|     borrower above,     |       and assigns.      |                          |
| jointly and severally.  |                         |                          |
--------------------------------------------------------------------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of EIGHT HUNDRED THOUSAND AND NO/100 Dollars $ 800,000.00

[ ] SINGLE ADVANCE: I will receive all of this principal sum on _______________.
    No additional advances are contemplated under this note.

[X] MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On 4/20/00 I will receive the amount of $ _____________________ and future principal advances are contemplated.

      Conditions: The conditions for future advances are UPON CUSTOMER REQUEST AND AT BANK'S DISCRETION

      [X] OPEN END CREDIT: You and I agree that I may borrow up to the maximum principal sum more than one time. This feature is subject to all other conditions and expires on 3/15/01.

      [ ] CLOSED END CREDIT: You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.

INTEREST: I agree to pay interest on the outstanding principal balance from 4/20/00 at the rate of 10.650% per year until INDEX RATE CHANGES.

[X] VARIABLE RATE: This rate may then change as stated below.

       [X] INDEX RATE: The future rate will be 1.650% ABOVE the following index rate: NEW YORK CONSENSUS PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL

       [ ] NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.

       [X] FREQUENCY AND TIMING: The rate on this note may change as often as
           DAILY. A change in the interest rate will take effect   DAILY.

       [ ] LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than ______________% or less than _____________%. The rate may not change more than _____________% each _____________.

       EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:

       [ ] The amount of each scheduled payment will change.
       [X} The amount of the final payment will change.

       [ ] ____________________________________________________________________
ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

       [X] on the same fixed or variable rate basis in effect before maturity
           (as indicated above).

       [ ] at a rate equal to ________________________________________________.

[X] LATE CHARGE: If a payment is made more than 15 days after it is due, I agree to pay a late charge of 4% OF THE PAYMENT OR $5.00 WHICHEVER IS GREATER WITH A MAX. OF $50.00.

[X] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [X] are [ ] are not included in the principal amount above:
FILING FEE 118.00           ATTORNEY FEE                 APPRAISAL FEE

PAYMENTS: I agree to pay this note as follows: DOCUMENTATION 50.00

[X] INTEREST: I agree to pay accrued interest WITH THE PRINCIPAL

[X] PRINCIPAL: I agree to pay the principal AT MATURITY

[ ] INSTALLMENTS: I agree to pay this note in _______ payments. The first payment will be in the amount of $_______________________________ and will be due_________________________________. A payment of $ ________________ will be due_________________________________ thereafter. The final payment of the entire unpaid balance of principal and interest will be due _________________________.

PURPOSE: The purpose of this loan is 2000 CATFISH PRODUCTION LINE OF CREDIT.

ADDITIONAL TERMS:

       I/WE DO HEREBY AGREE THAT THIS LOAN IS FURTHER SECURED BY D/T COVERING PROPERTY LOCATED IN SUNFLOWER, BOLIVAR AND LEFLORE COUNTIES; ASSN OF FISHCO INC STOCK, BLANKET LIEN ON ALL MISC EQUIPMENT, ASSN OF KEY MAN LIFE INSURANCE POLICY ON GEORGE S HASTINGS, JR AND RANDLE WILLOUGHBY AND AN ASSN OF ALL CATFISH/FISH INVENTORY INCLUDING ALL FOOD FISH, STOCKERS AND FINGERLINGS



I AGREE TO PAY A MINIMUM INTEREST CHARGE OF $10.00 IF I PAY THIS LOAN OFF BEFORE YOU HAVE EARNED THAT MUCH INTEREST.


--------------------------------------------------------------------------------
UNIVERSAL NOTE AND SECURITY AGREEMENT                              (page 1 of 3)

                                    SECURITY

SECURITY INTEREST: I give you a security interest in all of the Property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the Property), wherever the Property is or may be located, and all proceeds and products from the Property.

[X] INVENTORY: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

[X] EQUIPMENT: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

[X] FARM PRODUCTS: All farm products including, but not limited to:
    (a) all poultry and livestock and their young, along with their products, produce and replacements;
    (b) all crops, annual or perennial, and all products of the crops; and
    (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.

[X] ACCOUNTS, INSTRUMENTS, DOCUMENTS, CHATTEL PAPER AND OTHER RIGHTS TO
    PAYMENT: All rights I have now and that I may have in the future to the payment of money including, but not limited to:
    (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance. and
    (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable.
        The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

[X] GENERAL INTANGIBLES: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

[ ] GOVERNMENT PAYMENTS AND PROGRAMS: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

[X] THE SECURED PROPERTY INCLUDES, BUT IS NOT LIMITED BY, THE FOLLOWING:
    1st D/T COV APPROX 275 ACRES LOC IN SUNFLOWER CTY KNOWN AS CIRCLE CREEK 1; 1st D/T COV APPROX 278 ACRES IN LEFLORE CTY KNOWN AS CIRCLE CREEK 2; 2nd D/T COV APPROX 119 ACRES LOC IN SUNFLOWER, BOLIVAR AND LEFLORE COUNTIES KNOWN AS CIRCLE CREEK 3, 4, 6, 7 AND 8. ASSN OF 448 SHARES OF FISHCO INC STOCK CERT #556 IN THE NAME OF AQUAPRO CORPORATION; BLANKET LIEN COV ALL MISC EQUIPMENT NOT LIMITED TO AND INCLUDING ALL FUTURE PURCHASES & REPLACEMENTS.

    ASSN OF ALL CATFISH/FISH INVENTORY INCLUDING BUT NOT LIMITED TO FOOD FISH, FINGERLINGS & STOCKERS AND ANY PROCEEDS AND REBATES FROM SALE OF CATFISH/FISH. ASSN OF LIFE INSURANCE POLICY #5349510 INSURING RANDLE WILLOUGHBY AND POLICY #VIFB022778 INSURANCE GEORGE S HASTINGS.

If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the description of the real estate is:
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

[ ] If checked, file this agreement on the real estate records. Record owner (if not me) ___________________________________________________________________
_______________________________________________________________________________

The Property will be used for a   [ ] personal   [ ] business   [X] agricultural
[ ] ___________________________________________________________________ purpose.

                   ADDITIONAL TERMS OF THE SECURITY AGREEMENT

GENERALLY - This agreement secures this note and any other debt I have with you, now or later. However, it will not secure other debts if you fail with respect to such other debts, to make any required disclosure about this security agreement or if you fail to give any required notice of the right of rescission. If property described in this agreement is located in another state, this agreement may also, in some circumstances, be governed by the law of the state in which the Property is located.
OWNERSHIP AND DUTIES TOWARD PROPERTY - I represent that I own all of the Property, or to the extent this is a purchase money security interest I will acquire ownership of the Property with the proceeds of the loan. I will defend it against any other claim. Your claim to the Property is ahead of the claims of any other creditor. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position.
         I will keep books, records and accounts about the Property and my business in general. I will let you examine these records at any reasonable time. I will prepare any report or accounting you request, which deals with the Property.
         I will keep the Property in my possession and will keep it in good repair and use it only for the purpose(s) described on page 1 of this agreement. I will not change this specified use without your express written permission. I represent that I am the original owner of the Property and, if I am not, that I have provided you with a list of prior owners of the Property.
         I will keep the Property at my address listed on page 1 of this agreement, unless we agree I may keep it at another location. If the Property is to be used in another state, I will give you a list of those states. I will not try to sell the Property unless it is inventory or I receive your written permission to do so. If I sell the Property I will have the payment made payable to the order of you and me.
         You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent; (1) a beneficial interest in the debtor is sold or transferred, or (2) there is a change in either the identity or number of members of a partnership, or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.
         I will pay all taxes and charges on the Property as they become due. You have the right of reasonable access in order to inspect the Property. I will immediately inform you of any loss or damage to the Property.
         If I fail to perform any of my duties under this security agreement, or any mortgage, deed of trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your other rights under the law or this security agreement.
PURCHASE MONEY SECURITY INTEREST - For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement: (a) payments on any nonpurchase money loan also secured by this agreement will not be deemed to apply to the Purchase Money Loan, and (b) payments on the Purchase Money Loan will be deemed to apply first to the nonpurchase money portion of the loan, if any, and then to the purchase money obligations in the order which the items of collateral were acquired or if acquired at the same time, in the order selected by you. No security interest will be terminated by application of this formula. "Purchase Money Loan" means any loan the proceeds of which, in whole or in part, are used to acquire any collateral securing the loan and all extensions, renewals, consolidations and refinancing of such loan.
PAYMENTS BY LENDER - You are authorized to pay, on my behalf, charges I am or may become obligated to pay to preserve or protect the secured property (such as property insurance premiums). You may treat those payments as advances and add them to the unpaid principal under the note secured by this agreement or you may demand immediate payment of the amount advanced.
INSURANCE - I agree to buy insurance on the Property against the risks and for the amounts you require and to furnish you continuing proof of coverage. I will have the insurance company name you as loss payee on any such policy. You may require added security if you agree that insurance proceeds may be used to repair or replace the Property. I will buy insurance from a firm licensed to do business in the state where you are located. The firm will be reasonably acceptable to you. The insurance will last until the Property is released from this agreement. If I fail to buy or maintain the insurance (or fail to name you as loss payee) you may purchase it yourself.
WARRANTIES AND REPRESENTATIONS - If this agreement includes accounts, I will not settle any account for less than its full value without your written permission. I will collect all accounts until you tell me otherwise. I will keep the proceeds from all the accounts and any goods which are returned to me or which I take back in trust for you. I will not mix them with any other property of mine. I will deliver them to you at your request. If you ask me to pay you the full price on any returned items or items retaken by myself, I will do so.
         If this agreement covers inventory, I will not dispose of it except in my ordinary course of business at the fair market value for the Property, or at a minimum price established between you and me.
         If this agreement covers farm products I will provide you, at your request, a written list of the buyers, commission merchants or selling agents to or through whom I may sell my farm products. In addition to those parties named on this written list, I authorize you to notify at your sole discretion any additional parties regarding your security interest in my farm products. I remain subject to all applicable penalties for selling my farm products in violation of my agreement with you and the Food Security Act. In this paragraph the terms farm products, buyers, commission merchants and selling agents have the meanings given to them in the Federal Food Security Act of 1985.
REMEDIES - I will be in default on this security agreement if I am in default on any note this agreement secures or if I fail to keep any promise contained in the terms of this agreement. If I default, you have all of the rights and remedies provided in the note and under the Uniform Commercial Code. You may require me to make the secured property available to you at a place which is reasonably convenient. You may take possession of the secured property and sell it as provided by law. The proceeds will be applied first to your expenses and then to the debt. I agree that 10 days written notice sent to my last known address by first class mail will be reasonable notice under the Uniform Commercial Code. My current address is on page 1. I agree to inform you in writing of any change of my address.
FILING - A carbon, photographic or other reproduction of this security agreement or the financing statement covering the Property described in this agreement may be used as a financing statement where allowed by law. Where permitted by law, you may file a financing statement which does not contain my signature, covering the Property secured by this agreement.

                                                                   (page 2 of 3)

                          ADDITIONAL TERMS OF THE NOTE

DEFINITIONS - As used on pages 1 and 2, "[X]" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW - The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS - Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST - Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal sum outstanding at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to in this note (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE - The index will serve only as a device for setting the interest rate on this note. You do not guarantee by selecting this index, or the margin, that the interest rate on this note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers.

POST MATURITY RATE - For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS - If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph on page 2.

MULTIPLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

SET-OFF - I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

         "Right to receive money from you" means:

         (1) any deposit account balance I have with you;
         (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
         (3) any repurchase agreement or other nondeposit obligation.

         "Any amount due and payable under this "note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

         If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

         You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set-off.

DEFAULT - I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the Property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES - If I am in default on this note you have, but are not limited to, the following remedies:

         (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued unpaid charges).
         (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph herein.
         (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.
         (4) You may refuse to make advances to me or allow purchases on credit by me.
         (5) You may use any remedy you have under state or federal law.
         (6) You may make use of any remedy given to you in any agreement securing this note.

         By selecting any one or more of these remedies you do not give up your right to use later any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to consider later the event a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES - I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER - I give up my rights to require you to do certain things. I will not require you to:

         (1) demand payment of amounts due (presentment);
         (2) obtain official certification of nonpayment (protest); or
         (3) give notice that amounts due have not been paid (notice of dishonor).

         I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT - I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION - I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.



SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGES 1 AND
2). I have received a copy on today's date.
  AQUAPRO CORPORATION, INC.

By:                     PRESIDENT
---------------------------------         ----------------------------------
      GEORGE S HASTINGS, JR

---------------------------------         ----------------------------------


---------------------------------         ----------------------------------


SIGNATURE FOR LENDER:
----------------------------------------------------------------------------
                                                               (page 3 of 3)

                         AGREEMENT TO PROVIDE INSURANCE

DATE AND PARTIES. The date of this Agreement to Provide Insurance (Agreement) is 4/20/2000. The parties and their addresses are:

OWNER:       AQUAPRO CORPORATION        SECURED PARTY:    COMMUNITY BANK
             1100 HIGHWAY 3                               INDIANOLA, MISSISSIPPI
             SUNFLOWER MS 38778                           147 HWY 82E
                                                          INDIANOLA, MS 38751

The pronouns "you" and "your" refer to the Secured Party. The pronouns "I," "me" and "my" refer to each person or entity signing this Agreement as Owner.

1. LOAN, LEASE, OR CONTRACT DESCRIPTION (Loan).
    A.  Date: 4/20/2000
    B.  Loan Number:  4272795
    C.  Loan Amount:  $800,000.00
    D.  Additional Information:

2. AGREEMENT TO PROVIDE INSURANCE. As part of my Loan, I agree to do all of the following (in addition to any requirements specified in the Loan documents).
    A. I will insure the Property as listed and with the coverages shown in the COVERAGES section.
    B. I will have you named on the policy, with the status listed under the STATUS section.
    C. I will arrange for the insurance company to notify you that the policy is in effect and your status has been noted.
    D.  I will pay for this insurance, including any fee for this endorsement.
    E. I will keep the insurance in effect until the Property is no longer subject to your security interest. (I understand that the Property may secure debts in addition to any listed in the LOAN DESCRIPTION section.)

3. DESCRIPTION OF PROPERTY. The Property subject to this Agreement is described as follows.
    ALL MISC EQUIPMENT



4. COVERAGES. I agree to insure the Property according to the following described risks, amount of coverage, and maximum deductible allowed.

    [ ] If checked, all coverages will be for the full replacement value of the
        Property.
    HOMEOWNER'S COVERAGE.    [ ] H.O.     [ ] Other (Describe)
                                                              ------------------
    ----------------------------------------------------------------------------
        Insurable Value:                         Deductible:
    AUTOMOBILE COVERAGES.    [ ] Fire     [ ] Theft    [ ] Collision
     [ ] Comprehensive    [ ] Liability    [ ] Other ___________________________

        Insurable Value:                         Deductible:
    PROPERTY COVERAGE.       [ ] Fire     [ ] Theft    [ ] Collision
     [ ] Comprehensive    [ ] Liability    [ ] Other ___________________________
        Insurable Value:                         Deductible:

5. STATUS. Your status shall be listed on the insurance policy as follows.
    [X] Lienholder     [ ] Certificate Holder    [ ] Additional Insured
    [ ] Mortgagee      [ ] Other _______________________________________________

6. ADDITIONAL TERMS.


7. INSURANCE COMPANY. The insurance policy covering the Property and the insurance company issuing the policy are as follows.

    A. Policy Number: CMA 0035654897 Effective From 10/11/99 To 10/11/00

    B. Insurance Company Name, Address, and Phone Number:
    ASSURANCE COMPANY OF AMERICA
    ZURICH GROUP
    2829 LAKELAND DRIVE JACKSON, MS 39208
    601-956-5810

8. INSURANCE AGENCY AND AGENT. The insurance agency through which I have purchased, or intend to purchase, the required insurance is as follows:

    A. Agent Name: ____________________________________________________________.

    B. Agency Name, Address, and Phone Number:
    MARTIN GORDON & JONES, INC.
    P O BOX 16447
    JACKSON, MS 39236-6447
    601-956-5810

9. SIGNATURES.
--------------------------------------------------------------------------------
   SIGNATURES FOR OWNER(S) AND AUTHORIZATION TO INSURANCE AGENT AND COMPANY. By signing below, I agree to the terms contained in this Agreement and acknowledge receipt of a copy of this Agreement. I request the listed insurance company and agency to provide the indicated coverage and list you on the policy with the indicated status. I also request the insurance company or its authorized agent to immediately confirm that the policy is in effect by signing this form and forwarding a copy of the policy to you.

   X   /s/
     ----------------------------------------------------     ------------------
                                                              Date

   X
     ----------------------------------------------------     ------------------
                                                              Date
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

   SIGNATURE FOR SECURED PARTY AND REQUEST FOR CONFIRMATION. Upon receipt of this Agreement, the insurance company or agency named above is requested to confirm the policy coverages shown above.

   By X /s/
       ----------------------------------------------------   ------------------
                                                              Date
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   SIGNATURE FOR INSURANCE COMPANY AND CONFIRMATION. By signing below, Insurance Company confirms the existence of the insurance coverages agreed to be provided by our insured and that you will be notified not less than 10 days before cancellation.


   -----------------------------------------------------------------------------
   Insurance Company

   By X
       ----------------------------------------------------   ------------------
                                                              Date
--------------------------------------------------------------------------------

Please return to Secured Party at the address listed in the DATE AND PARTIES section.

                               SECURITY AGREEMENT                       4272795
                         (COLLATERAL PLEDGE AGREEMENT)


                                              DATE    April 20, 2000


  DEBTOR            CIRCLE CREEK AQUACULTURE, LP, V                        SECURED        COMMUNITY BANK,
                                                                            PARTY         INDIANOLA, MISSISSIPPI
 BUSINESS
    OR
RESIDENCE           1100 HIGHWAY 3                                         ADDRESS        147 HWY 82E
 ADDRESS

  CITY,                                                                     CITY,
 STATE &                                                                   STATE &
 ZIP CODE           SUNFLOWER, MS 38778                                    ZIP CODE       INDIANOLA, MS 38751


1. SECURITY INTEREST AND COLLATERAL. To secure (check one):

   [X] the payment and performance of each and every debt, liability and obligation of every type and description which Debtor may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"),

   [ ] the debt, liability or obligation of the Debtor to secured party evidenced by the following:

   _______________________________________________, and any extensions, renewals or replacements thereof (herein referred to as the "Obligations"),

Debtor hereby grants Secured Party a security interest (herein called the "Security Interest") in (check one):

   [ ] all property of any kind now or at any time hereafter owned by Debtor, or in which Debtor may now or hereafter have an interest, which may now be or may at any time hereafter come into the possession or control of Secured Party or into the possession or control of Secured Party's agents or correspondents, whether such possession or control is given for collateral purposes or for safekeeping, together with all rights in connection with such property (herein called the "Collateral"),

   [X] the property owned by Debtor and held by Secured Party that is described as follows:

   448 SHARES FISHCO INC STOCK CERTIFICATE #556 IN THE NAME OF
   CIRCLE CREEK AQUACULTURE, LP, V

   together with all rights in connection with such property (herein called the "Collateral").

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Debtor represents, warrants and covenants that:

   (a) Debtor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by Secured Party.

   (b) Debtor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.

   (c) Debtor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.

   (d) Debtor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.

   (e) At any time, upon request by Secured Party, Debtor will deliver to Secured Party all notices, financial statements, reports or other communications received by Debtor as an owner or holder of the Collateral.

   (f) Debtor will upon receipt deliver to Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.


   THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGE 2 HEREOF,
                      ALL OF WHICH ARE MADE A PART HEREOF.


                                        CIRCLE CREEK AQUACULTURE, LP, V

                                    /s/
                                    -------------------------------------------
                                                  Debtor's Name

                                    By /s/
                                      -----------------------------------------
                                                GEORGE S HASTING, JR

                                    Title:
                                          -------------------------------------

                                    By
                                      -----------------------------------------

                                    Title:
                                          -------------------------------------


                                                                   (page 1 of 2)

                             ADDITIONAL PROVISIONS

3. RIGHTS OF SECURED PARTY. Debtor agrees that Secured Party may at any time, whether before or after the occurrence of an Event of Default and without notice or demand of any kind, (i) notify the obligor on or issuer of any Collateral to make payment to Secured Party of any amounts due or distributable thereon, (ii) in Debtor's name or Secured Party's name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral, (iii) receive all proceeds of the Collateral, and
(iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at Secured Party's option, be applied in reduction of the Obligations, in such order of application as Secured Party may determine, or be remitted to Debtor.

4. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"); (i) Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, or shall fail to observe or perform any covenant or agreement herein binding on it; (ii) any representation or warranty by Debtor set forth in this Agreement or made to Secured Party in any financial statements or reports submitted to Secured Party by or on behalf of Debtor shall prove materially false or misleading; (iii) a garnishment summons or a writ of attachment shall be issued against or served upon the Secured Party for the attachment of any property of the Debtor or any indebtedness owing to Debtor; (iv) Debtor or any guarantor of any Obligation shall (A) be or become insolvent (however defined); (B) voluntarily file, or have filed against it involuntarily, a petition under the United States Bankruptcy Code; or (C) if a corporation, partnership or organization, be dissolved or liquidated or, if a partnership, suffer the death of a partner or, if an individual, die; or (D) go out of business; (v) Secured Party shall in good faith believe that the value then realizable by collection or disposition of the Collateral, after deduction of expenses of collection and disposition, is less than the aggregate unpaid balance of all Obligations then outstanding; (vi) Secured Party shall in good faith believe that the prospect of due and punctual payment of any or all of the Obligations is impaired.

5. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, Secured Party may exercise any one or more of the following rights or remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise all voting and other rights as a holder of the Collateral; (iii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including the right to offer and sell the Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral, and the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933; and if notice to Debtor of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least 10 calendar days prior to the date of intended disposition or other action; (iv) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property. Upon the occurrence of the Event of Default described in Section 4 (iv) (B), all Obligations shall be immediately due and payable without demand or notice thereof.

6. MISCELLANEOUS. Any disposition of the Collateral in the manner provided in
Section 5 shall be deemed commercially reasonable. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at its address set forth above or at the most recent address shown on Secured Party's records. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to exercise at all or in any particular manner any voting rights which may be available with respect to any Collateral, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. Debtor will reimburse Secured Party for all expenses (including reasonable attorney's fees and legal expenses) incurred by Secured Party in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party's acceptance hereof. This Agreement shall be governed by laws of the state in which it is executed and, unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in said state, shall have the meanings therein stated. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as Debtor, the term "Debtor" shall refer to each of them separately and to both or all of them jointly, all such persons shall be bound both severally and jointly with the other(s); and the Obligations shall include all debts, liabilities and obligations owed to Secured Party by a Debtor solely or by both or several or all Debtors jointly or jointly and severally, and all property described in Section 1 shall be included as part of the Collateral, whether it is owned jointly by both or all Debtors or is owned in whole or in part by one (or more) of them.


                                                                   (page 2 of 2)

                                                                         4272795
                          THIRD PARTY PLEDGE AGREEMENT

                                                            DATE  April 20, 2000
                                                            --------------------

                                                                            SECURED                 COMMUNITY BANK,
  PLEDGOR                         CIRCLE CREEK AQUACULTURE, LP V             PARTY                  INDIANOLA, MISSISSIPPI

  BUSINESS OR                     1100 HWY 3                                ADDRESS                 147 HWY 82E
  RESIDENCE ADDRESS

  CITY STATE &                    SUNFLOWER, MS 38778                       CITY, STATE &           INDIANOLA, MS 38751
  ZIP CODE                                                                  ZIP CODE

1.  SECURITY INTEREST AND COLLATERAL. To secure (check one):

    [X] the payment and performance of each and every debt, liability and obligation of every type and description which AQUAPRO CORPORATION ("DEBTOR") may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"),

    [ ] the debt, liability or obligation of _________________________________
        _________________ ("Debtor") to Secured Party evidenced by or arising under the following ________________________________________________, and any extensions, renewals or replacements thereof (herein referred to as the "Obligations"), Pledgor hereby grants Secured Party a security interest (herein called the "Security Interest") in (check one):

    [ ] all property of any kind now or at any time hereafter owned by Pledgor, or in which Pledgor may now or hereafter have an interest, which may now be or may at any time hereafter come into the possession or control of Secured Party or into the possession or control of Secured Party's agents or correspondents, whether such possession or control is given for collateral purposes or for safekeeping, together with all proceeds of and other rights in connection with such property (herein called the "Collateral").

    [X] the property owned by Pledgor and held by Secured Party that is described as follows: 448 SHARES OF FISHCO INC STOCK #556, together with all rights in connection with that property (herein called the "Collateral").

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Pledgor represents, warrants and covenants that:

    (a) Pledgor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by Secured Party.

    (b) Pledgor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.

    (c) Pledgor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.

    (d) Pledgor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.

    (e) At any time, upon request by Secured Party, Pledgor will deliver to Secured Party all notices, financial statements, reports or other communications received by Pledgor as an owner or holder of the Collateral.

    (f) Pledgor will upon receipt deliver to Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.

3. RIGHTS OF SECURED PARTY. Pledgor agrees that Secured Party may at any time, whether before or after the occurrence of an Event of Default and without notice or demand of any kind, (i) notify the obligor on or issuer of any Collateral to make payment to Secured Party of any amounts due or distributable thereon, (ii) in Pledgor's name or Secured Party's name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral, (iii) receive all proceeds of the Collateral, and (iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at Secured Party's option, be applied in reduction of the Obligations, in such order of application as Secured Party may determine, or be remitted to Debtor.

   THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGE 2 HEREOF,
                      ALL OF WHICH ARE MADE A PART HEREOF.


                                               CIRCLE CREEK AQUACULTURE, LP V
                                               ---------------------------------
                                                       Pledgor's Name
                                               By /s/ George S. Hastings, Jr.
                                                  ------------------------------
                                                      GEORGE S. HASTINGS, JR.

                                               Title:
                                                      --------------------------


                                               By
                                                  ------------------------------

                                               Title:
                                                      --------------------------

                                                                   (page 1 of 2)

                             ADDITIONAL PROVISIONS

4. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand; (ii) Pledgor shall fail to observe or perform any covenant or agreement herein binding on Pledgor; (iii) any representation or warranty by Pledgor set forth in this Agreement or made to Secured Party in any financial statement or report submitted to Secured Party by or on behalf of Debtor shall prove materially false or misleading; (iv) Debtor shall voluntarily file or have involuntarily filed against it a petition under the United States Bankruptcy Code.

5. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, Secured Party may exercise any one or more of the following rights or remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice on demand; (ii) exercise all voting and other rights as a holder of the Collateral; (iii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including the right to offer and sell the Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral, and the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933; and if notice to Pledgor of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall by deemed commercially reasonable if given at least 10 calendar days prior to the date of intended disposition or other action; (iv) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Pledgor or against any other person or property. Upon the occurrence of the Event of Default described in Section 4 (iv); all Obligations shall be immediately due and payable without demand or notice thereof.

6. WAIVERS BY PLEDGOR. Pledgor waives notice of Secured Party's acceptance hereof and notice of the creation, existence and payment or nonpayment of the Obligations. None of the following acts or things (which Secured Party is authorized to do or not to do with or without notice to Pledgor) shall in any way affect or impair the Security Interest or Pledgor's liabilities and obligations hereunder; (a) any extension or renewal (whether or not for longer than the original period) of any or all of the Obligations; (b) any change in the terms of payment or other terms of any or all of the Obligations or any Collateral therefor, or any substitution or exchange of any evidence of any or all of the Obligations or Collateral therefor, or any release of any Collateral for any or all of the Obligations; (c) any waiver or forbearance granted to Debtor or any other person liable with respect to any or all of the Obligations or any release of, compromise with, or failure to assert rights against Debtor or any such other person; (d) the procurement or failure to procure any other Collateral for or guarantors or sureties of any or all of the Obligations; (e) the transfer to any person, at any time, of any interest in any of the Obligations or any Collateral therefor; (f) any arrangement, composition, extension, moratoria or other relief granted to Debtor pursuant to any statute now in force or hereafter enacted; (g) any interruption in business relations between Secured Party and Debtor; (h) the failure or neglect to protect or preserve any Obligation or any Collateral therefor, or to exercise any right which may be available to Secured Party by law or agreement prior to or after an Event of Default or a default under any other agreement, or any delay in doing any of the foregoing; (i) the failure or neglect to ascertain or assure that the proceeds of any loan to Debtor are used in any particular manner; and (j) the application or failure to apply in any particular manner any payments or credits upon the Obligations.

7. OTHER COLLATERAL. Whether or not Pledgor requests or demands that Secured Party do so, Secured Party shall not be required before exercising and enforcing its rights under this Agreement first to resort for payment of the Obligations to Debtor or to any guarantor or surety or other person obligated with respect to any Obligation, or to their properties or estates, or to any security interest or other collateral securing payment of any or all of the Obligations, or to any other interest, properties, liens, rights or remedies whatsoever. Pledgor agrees to defer exercising, and hereby waives, any and all rights which Pledgor might otherwise have to obtain reimbursement or payment from Debtor or other persons obligated with respect to any or all of the Obligations or out of the property of Debtor or of such other persons whether such rights to obtain reimbursement or payment are rights or recourse, rights of subrogation, rights of contribution, or otherwise) until all the Obligations shall have been fully paid to Secured Party.

8.  MISCELLANEOUS. Any disposition of the Collateral in the manner provided in
Section 5 shall be deemed commercially reasonable. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Pledgor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Pledgor at its address set forth above or at the most recent address shown on Secured Party's records. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Pledgor may have against prior parties, to exercise at all or in any particular manner any voting rights which may be available with respect to any Collateral, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. Pledgor will reimburse Secured Party for all expenses (including reasonable attorneys' fees and legal expenses) incurred by Secured Party in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. This Agreement shall be binding upon and inure to the benefit of Pledgor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Pledgor and delivered to Secured Party. Except to the extent otherwise required by law, this Agreement shall be governed by the laws of the state in which it is executed and, unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in said state, shall have the meanings therein stated. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or enforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as Pledgor, the term "Pledgor" shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and all property described in Section 1 shall be included as part of the Collateral, whether it is owned jointly by both or all Pledgors or is owned in whole or in part by one (or more) of them.

                                                                   (page 2 of 2)

                               COLLATERAL RECEIPT

DATE: 4/20/00                                                           4272795
-------------------------------------------------------------------------------
RECEIVED FROM:                         LENDER:
       AQUAPRO CORPORATION                   COMMUNITY BANK,
       1100 HIGHWAY 3                        INDIANOLA, MISSISSIPPI
       SUNFLOWER MS   38778  0000            147 HWY 82E
                                             INDIANOLA, MS 38751
-------------------------------------------------------------------------------
THE COLLATERAL LISTED AS SECURITY IS FOR PAYMENT OF:

NOTE NO: 4272795         DATED: 4/20/00           PRINCIPAL OF 800,000.00
         -------                -------                        ----------

                                             MATURITY         MARKET VALUE
DOC. NO.      DESCRIPTION OF COLLATERAL      (if any)      (on date received)         MEMO
-------------------------------------------------------------------------------------------------
556               FISHCO INC STOCK                            80,640.00          448 SHARES @ 180







I hereby acknowledge initial delivery to       I hereby acknowledge return and receipt of      NOTE: This receipt is not negotiable,
lender on the above date of all collateral     all collateral described herein.                and is subject to all subsequent
described herein.                                                                              substitutions for, or additions to
                                                                                               the herein described collateral,
Grantor /s/                                    Grantor                                         which may hereafter be made according
       ----------------------------------             -----------------------------------      to the terms and conditions contained
       (Signature)                                    (Signature)                              in the collateral agreement of note
                                                                                               herein described. This receipt should
Lender /s/                                     Date                                            be presented upon withdrawal of,
      -----------------------------------          ---------------------------------------     substitutions for, or additions to
                                                                                               the herein described collateral.

By
  ---------------------------------------
  (Signature)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      (page 1 of 1)

|------------------------------------|------------------------------------------|------------------------------------------------|
|       AQUAPRO CORPORATION          |          COMMUNITY BANK,                 |                                                |
|       1100 HIGHWAY 3               |          INDIANOLA, MISSISSIPPI          |        Loan Number           4272944           |
|       SUNFLOWER MS 38778           |          147 HWY 82E                     |                    -------------------         |
|                                    |          INDIANOLA, MS 38751             |        Date                  4/20/00           |
|                                    |                                          |            ---------------------------         |
|                                    |                                          |        Maturity Date         3/15/01           |
|                                    |                                          |                     ------------------         |
|                                    |                                          |        Loan Amount $      900,000.00           |
|                                    |                                          |                     ------------------         |
|                                    |                                          |        Renewal of                              |
|     BORROWER'S NAME AND ADDRESS    |         LENDER'S NAME AND ADDRESS        |                  ---------------------         |
|     "I" includes each borrower     |  "You" means the lender, its successors  |               JJR/LAV                          |
|    above, jointly and severally.   |  and assigns.                            |                                                |
|------------------------------------|------------------------------------------|------------------------------------------------|

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of NINE HUNDRED THOUSAND AND NO/100 Dollars $ 900,000.00

[ ] SINGLE ADVANCE: I will receive all of this principal sum on _____________ .
    No additional advances are contemplated under this note.


[X] MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On 4/20/00 I will receive the amount of $ ______________ and future principal advances are contemplated.

      CONDITIONS: The conditions for future advances are UPON CUSTOMER REQUEST AND AT BANK'S DISCRETION.

      [X] OPEN END CREDIT: You and I agree that I may borrow up to the maximum principal sum more than one time. This feature is subject to all other conditions and expires on 3/15/01.

      [ ] CLOSED END CREDIT: You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.

INTEREST: I agree to pay interest on the outstanding principal balance from 4/20/00 at the rate of 10.650% per year until INDEX RATE CHANGES.

[X] VARIABLE RATE: This rate may then change as stated below.

       [X] INDEX RATE: The future rate will be 1.650% ABOVE the following index rate: NEW YORK CONSENSUS PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL

       [ ] NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.

       [X] FREQUENCY AND TIMING: The rate on this note may change as often as DAILY.

              A change in the interest rate will take effect DAILY.

       [ ] LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than _______% or less than _______%. The rate may not change more than _______% each ________.

       EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:

       [ ] The amount of each scheduled payment will change.

       [X] The amount of the final payment will change.

       [ ] ___________________________________________________________________ .

       ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

       [X] on the same fixed or variable rate basis in effect before maturity
           (as indicated above).

       [ ] at a rate equal to ________________________________________________ .

[X] LATE CHARGE: If a payment is made more than 15 days after it is due, I agree to pay a late charge of 4% OF THE PAYMENT OR $5.00 WHICHEVER IS GREATER WITH A MAX. OF $50.00.

[X] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [X] are [ ] are not included in the principal amount above:
       FILING FEE                 ATTORNEY FEE             APPRAISAL FEE

PAYMENTS: I agree to pay this note as follows: DOCUMENTATION   50.00

[X] INTEREST: I agree to pay accrued interest WITH THE PRINCIPAL.

[X] PRINCIPAL: I agree to pay the principal AT MATURITY.

[ ] INSTALLMENTS: I agree to pay this note in _______ payments. The first payment will be in the amount of $ _________ and will be due _____________ . A payment of $ __________ will be due _____________________________________
    thereafter. The final payment of the entire unpaid balance of principal and interest will be due______________________________________________________ .

PURPOSE: The purpose of this loan is 2000 CATFISH FEED LINE.

ADDITIONAL TERMS:

       I/WE DO HEREBY AGREE THAT THIS LOAN IS FURTHER SECURED BY S/A AND FINANCING STATEMENTS DATED 4/20/00 (#4272795) COV PROPERTY LOCATED IN SUNFLOWER, BOLIVAR AND LEFLORE COUNTIES; ASSN OF FISHCO INC STOCK; BLANKET LIEN ON ALL MISC EQUIPMENT; ASSN OF KEY MAN LIFE INSURANCE POLICIES ON GEORGE S HASTINGS JR AND RANDLE WILLOUGHBY AND AN ASSN OF ALL CATFISH/FISH INVENTORY INCLUDING ALL FOOD FISH, STOCKERS AND FINGERLINGS




       I AGREE TO PAY A MINIMUM INTEREST CHARGE OF $10.00 IF I PAY THIS LOAN OFF BEFORE YOU HAVE EARNED THAT MUCH INTEREST.


-------------------------------------------------------------------------------
UNIVERSAL NOTE AND SECURITY AGREEMENT                             (page 1 of 3)

                                                              SECURITY

SECURITY INTEREST: I give you a security interest in all of the Property described below that I now own and that I may own in the future (including, but not limited to, all parts, accessories, repairs, improvements, and accessions to the Property), wherever the Property is or may be located, and all proceeds and products from the Property.

  [X]  INVENTORY: All inventory which I hold for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used in my business.

  [X]  EQUIPMENT: All equipment including, but not limited to, all machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, and parts and tools. All equipment described in a list or schedule which I give to you will also be included in the secured property, but such a list is not necessary for a valid security interest in my equipment.

  [X]  FARM PRODUCTS: All farm products including, but not limited to:
       (a) all poultry and livestock and their young, along with their products, produce and replacements;
       (b) all crops, annual or perennial, and all products of the crops; and
       (c) all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.

  [X]  ACCOUNTS, INSTRUMENTS, DOCUMENTS, CHATTEL PAPER AND OTHER RIGHTS TO PAYMENT: All rights I have now and that I may have in the future to the payment of money including, but not limited to:
       (a) payment for goods and other property sold or leased or for services rendered, whether or not I have earned such payment by performance, and
       (b) rights to payment arising out of all present and future debt instruments, chattel paper and loans and obligations receivable.
       The above include any rights and interests (including all liens and security interests) which I may have by law or agreement against any account debtor or obligor of mine.

  [X]  GENERAL INTANGIBLES: All general intangibles including, but not limited to, tax refunds, applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customer lists, permits and franchises, and the right to use my name.

  [ ]  GOVERNMENT PAYMENTS AND PROGRAMS: All payments, accounts, general intangibles, or other benefits (including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance payments, diversion payments, and conservation reserve payments) in which I now have and in the future may have any rights or interest and which arise under or as a result of any preexisting, current or future Federal or state governmental program
       (including, but not limited to, all programs administered by the Commodity Credit Corporation and the ASCS).

  [X]  THE SECURED PROPERTY INCLUDES, BUT IS NOT LIMITED BY, THE FOLLOWING:
           COLLATERAL ALREADY OWNED BY DEBTOR AS FOLLOWS:  S/A DATED 04/20/00 (#4272795) SECURED BY 1ST D/T
           COV APPROX 275 ACRES LOC IN SUNFLOWER CTY KNOWN AS CIRCLE CREEK I; 1ST D/T COV APPROX 278 ACRES IN
           LEFLORE CTY KNOWN AS CIRCLE CREEK 2; 2ND D/T COV APPROX 1167 ACRES LOC IN SUNFLOWER, BOLIVAR &
           LEFLORE COUNTIES KNOWN AS CIRCLE CREEK 3, 4, 6, 7 & 8 ASSN OF 448 SHARES OF FISHCO, INC STOCK CERT #556
           IN THE NAME OF THE AQUAPRO CORPORATION;
           BLANKET LIEN COV ALL MISC EQUIPMENT NOT LIMITED TO AND INCLUDING ALL FUTURE PURCHASES &
           REPLACEMENTS. ASSN OF ALL CATFISH/FISH INVENTORY INCLUDING BUT NOT LIMITED TO FOOD FISH,
           FINGERLINGS & STOCKERS & ANY & ALL PROCEEDS & REBATES FROM SALE OF CATFISH/FISH. ASSN OF
           LIFE INSURANCE POLICY #5349510, INSURING RANGLE WILLOUGHBY & POLICY #VIFB022778 INSURING
           GEORGE S HASTINGS, JR.

If this agreement covers timber to be cut, minerals (including oil and gas), fixtures or crops growing or to be grown, the description of the real estate is:

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
[ ] If checked, file this agreement on the real estate records. Record owner (if not me)
                                                                                         ------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The Property will be used for a  [ ] personal    [ ] business    [X] agricultural    [ ]                                   purpose.
                                                                                         ---------------------------------

                                             ADDITIONAL TERMS OF THE SECURITY AGREEMENT


GENERALLY - This agreement secures this note and any other debt I have with you, now or later. However, it will not secure other debts if you fail with respect to such other debts, to make any required disclosure about this security agreement or if you fail to give any required notice of the right of rescission. If property described in this agreement is located in another state, this agreement may also, in some circumstances, be governed by the law of the state in which the Property is located.

OWNERSHIP AND DUTIES TOWARD PROPERTY - I represent that I own all of the Property, or to the extent this is a purchase money security interest I will acquire ownership of the Property with the proceeds of the loan. I will defend it against any other claim.
Your claim to the Property is ahead of the claims of any other creditor. I agree to do whatever you require to protect your security interest and to keep your claim in the Property ahead of the claims of other creditors. I will not do anything to harm your position.

         I will keep books, records and accounts about the Property and my business in general. I will let you examine these records at any reasonable time. I will prepare any report or accounting you request, which deals with the Property.

         I will keep the Property in my possession and will keep it in good repair and use it only for the purpose(s) described on page 1 of this agreement. I will not change this specified use without your express written permission. I represent that I am the original owner of the Property and, if I am not, that I have provided you with a list of prior owners of the Property.

         I will keep the Property at my address listed on page 1 of this agreement, unless we agree I may keep it at another location. If the Property is to be used in another state, I will give you a list of those states. I will not try to sell the
Property unless it is inventory or I receive your written permission to do so. If I sell the Property I will have the payment made payable to the order of you and me.

         You may demand immediate payment of the debt(s) if the debtor is not a natural person and without your prior written consent; (1) a beneficial interest in the debtor is sold or transferred, or (2) there is a change in either the identity or number of members of a partnership, or (3) there is a change in ownership of more than 25 percent of the voting stock of a corporation.

         I will pay all taxes and charges on the Property as they become due. You have the right of reasonable access in order to inspect the Property. I will immediately inform you of any loss or damage to the Property.

         If I fail to perform any of the duties under this security agreement, or any mortgage, deed of trust, lien or other security interest, you may without notice to me perform the duties or cause them to be performed. Your right to perform for me shall not create an obligation to perform and your failure to perform will not preclude you from exercising any of your other rights under the law or this security agreement.

PURCHASE MONEY SECURITY INTEREST - For the sole purpose of determining the extent of a purchase money security interest arising under this security agreement: (a) payments on any nonpurchase money loan also secured by this agreement will not be deemed to apply to the Purchase Money Loan, and (b) payments on the Purchase Money Loan will be deemed to apply first to the nonpurchase money portion of the loan, if any, and then to the purchase money obligations in the order which the items of collateral were acquired or if acquired at the same time, in the order selected by you. No security interest will be terminated by application of this formula. "Purchase Money Loan" means any loan the proceeds of which, in whole or in part, are used to acquire any collateral securing the loan and all extensions, renewals, consolidations and refinancing of such loan.

PAYMENTS BY LENDER - You are authorized to pay, on my behalf, charges I am or may become obligated to pay to preserve or protect the secured property (such as property insurance premiums). You may treat those payments as advances and add them to the unpaid principal under the note secured by this agreement or you may demand immediate payment of the amount advanced.

INSURANCE - I agree to buy insurance on the Property against the risks and for the amounts you require and to furnish you continuing proof of coverage. I will have the insurance company name you as loss payee on any such policy. You may require added security if you agree that insurance proceeds may be used to repair or replace the Property. I will buy insurance from a firm licensed to do business in the state where you are located. The firm will be reasonably acceptable to you. The insurance will last until the Property is released from this agreement. If I fail to buy or maintain the insurance (or fail to name you as loss payee)
you may purchase it yourself.

WARRANTIES AND REPRESENTATIONS - If this agreement includes accounts, I will not settle any account for less than its full value without your written permission. I will collect all accounts until you tell me otherwise. I will keep the proceeds from all the accounts and any goods which are returned to me or which I take back in trust for you. I will not mix them with any other property of mine. I will deliver them to you at your request. If you ask me to pay you the full price on any returned items retaken by myself, I will do so.

         If this agreement covers inventory, I will not dispose of it except in my ordinary course of business at the fair market value for the Property, or at a minimum price established between you and me.

         If this agreement covers farm products I will provide you, at your request, a written list of the buyers, commission merchants or selling agents to or through whom I may sell my farm products. In addition to those parties named on this written list, I authorize you to notify at your sole discretion any additional parties regarding your security interest in my farm products. I remain subject to all applicable penalties for selling my farm products in violation of my agreement with you and the
Food Security Act. In this paragraph the terms farm products, buyers, commission merchants and selling agents have the meanings given to them in the Federal Food Security Act of 1985.

REMEDIES - I will be in default on this security agreement if I am in default on any note this agreement secures or if I fail to keep any promise contained in the terms of this agreement. If I default, you have all of the rights and remedies provided in the note and under the Uniform Commercial Code. You may require me to make the secured property available to you at a place which is reasonably convenient. You may take possession of the secured property and sell it as provided by law. The proceeds will be applied first to your expenses and then to the debt. I agree that 10 days written notice sent to my last known address by first class mail will be reasonable notice under the Uniform Commercial Code. My current address is on page 1. I agree to inform you in writing of any change of my address.

FILING - A carbon, photographic or other reproduction of this security agreement or the financing statement covering the Property described in this agreement may be used as a financing statement where allowed by law. Where permitted by law, you may file a financing statement which does not contain my signature, covering the Property secured by this agreement.

-----------------------------------------------------------------------------------------------------------------------------------
   Any person who signs within this box does so to give you a security interest in the Property described on this page. This person does not promise to pay the note. "I" as used in this security agreement will include the borrower and any person who signs within this box.

   Signed                                                                        Date
          ----------------------------------------------                              ---------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       (page 2 of 3)

                          ADDITIONAL TERMS OF THE NOTE

DEFINITIONS - As used on pages 1 and 2, "[X]" means the terms that apply to this loan. "I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW - The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation. If any provision of this agreement cannot be enforced according to its terms, this fact will not affect the enforceability of the remainder of this agreement. No modification of this agreement may be made without your express written consent. Time is of the essence in this agreement.

PAYMENTS - Each payment I make on this note will first reduce the amount I owe you for charges which are neither interest nor principal. The remainder of each payment will then reduce accrued unpaid interest, and then unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note. I may prepay a part of, or the entire balance of this loan without penalty, unless we specify to the contrary on this note. Any partial prepayment will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST - Interest accrues on the principal remaining unpaid from time to time, until paid in full. If I receive the principal in more than one advance, each advance will start to earn interest only when I receive the advance. The interest rate in effect on this note at any given time will apply to the entire principal sum outstanding at that time. Notwithstanding anything to the contrary, I do not agree to pay and you do not intend to charge any rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the extension of credit that is agreed to in this note (either before or after maturity). If any notice of interest accrual is sent and is in error, we mutually agree to correct it, and if you actually collect more interest than allowed by law and this agreement, you agree to refund it to me.

INDEX RATE - The index will serve only as a device for setting the interest rate on this note. You do not guarantee by selecting this index, or the margin, that the interest rate on this note will be the same rate you charge on any other loans or class of loans yo make to me or other borrowers.

POST MATURITY RATE - For purposes of deciding when the "Post Maturity Rate" (shown on page 1) applies, the term "maturity" means the date of the last scheduled payment indicated on page 1 of this note or the date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS - If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph on page 2.

MULTIPLE ADVANCE LOANS - If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed end credit, repaying a part of the principal will not entitle me to additional credit.

SET-OFF - I agree that you may set off any amount due and payable under this note against any right I have to receive money from you.

         "Right to receive money from you" means:

         (1) any deposit account balance I have with you;

         (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and

         (3) any repurchase agreement or other nondeposit obligation.

         "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

         If my right to receive money from you is also owned by someone who has not agreed to pay this note, your right of set-off will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement. Your right of set-off does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.

         You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against any of my accounts. I agree to hold you harmless from any such claims arising as a result of your exercise of your right to set-off.

DEFAULT - I will be in default if any one or more of the following occur: (1) I fail to make a payment on time or in the amount due; (2) I fail to keep the Property insured, if required; (3) I fail to pay, or keep any promise, on any debt or agreement I have with you; (4) any other creditor of mine attempts to collect any debt I owe him through court proceedings; (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due); (6) I make any written statement or provide any financial information that is untrue or inaccurate at the time it was provided;
(7) I do or fail to do something which causes you to believe you will have difficulty collecting the amount I owe you; (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority; (9) I change my name or assume an additional name without first notifying you before making such a change; (10) I fail to plant, cultivate and harvest crops in due season; (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES - If I am in default on this note you have, but are not limited to, the following remedies:

         (1) You may demand immediate payment of all I owe you under this note (principal, accrued unpaid interest and other accrued unpaid charges).

         (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph herein.

         (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy.

         (4) You may refuse to make advances to me or allow purchases on credit by me.

         (5) You may use any remedy you have under state or federal law.

         (6) You may make use of any remedy given to you in any agreement securing this note.

         By selecting any one or more of these remedies you do not give up your right to use later any other remedy. By waiving your right to declare an event to be a default, you do not waive your right to consider later the event a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES - I agree to pay all costs of collection, replevin or any other or similar type of cost if I am in default. In addition, if you hire an attorney to collect this note, I also agree to pay any fee you incur with such attorney plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I also agree to pay the reasonable attorney's fees and costs you incur to collect this debt as awarded by any court exercising jurisdiction under the Bankruptcy Code.

WAIVER - I give up my rights to require you to do certain things. I will not require you to:

         (1) demand payment of amounts due (presentment);

         (2) obtain official certification of nonpayment (protest); or

         (3) give notice that amounts due have not been paid (notice of dishonor).

         I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT - I understand that I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement). You may sue me alone, or anyone else who is obligated on this note, or any number of us together, to collect this note. You may without notice release any party to this agreement without releasing any other party. If you give up any of your rights, with or without notice, it will not affect my duty to pay this note. Any extension of new credit to any of us, or renewal of this note by all or less than all of us will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) I agree that you may at your option extend this note or the debt represented by this note, or any porion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note. I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION - I agree and authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I agree to provide you, upon request, any financial statement or information you may deem necessary. I warrant that the financial statements and information I provide to you are or will be accurate, correct and complete.



SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGES 1 AND
2). I have received a copy on today's date.

    AQUAPRO CORPORATION



BY: /s/ George S. Hastings, Jr.  PRESIDENT
------------------------------------------    ----------------------------------
     GEORGE S. HASTINGS, JR.



------------------------------------------    ----------------------------------



------------------------------------------    ----------------------------------



SIGNATURE FOR LENDER:
                     -----------------------------------------------------------


                                                                   (page 3 of 3)

                         AGREEMENT TO PROVIDE INSURANCE

DATE AND PARTIES. The date of this Agreement to Provide Insurance (Agreement) is 4/20/2000. The parties and their addresses are:

OWNER:   AQUAPRO CORPORATION           SECURED PARTY:   COMMUNITY BANK,
         1100 HIGHWAY 3                                 INDIANOLA, MISSISSIPPI
         SUNFLOWER MS 38778                             147 HWY 82E
                                                        INDIANOLA, MS 38751

The pronouns "you" and "your" refer to the Secured Party. The pronouns "I," "me" and "my" refer to each person or entity signing this Agreement as Owner.


1. LOAN, LEASE, OR CONTRACT DESCRIPTION (Loan).
    A. DATE:  4/20/2000
    B. LOAN NUMBER:  4272944
    C. LOAN AMOUNT:  $900,000.00
    D. ADDITIONAL INFORMATION:

2. AGREEMENT TO PROVIDE INSURANCE. As part of my Loan, I agree to do all of the following (in addition to any requirements specified in the Loan documents).
    A. I will insure the Property as listed and with the coverages shown in the COVERAGES section.
    B. I will have you named on the policy, with the status listed under the STATUS section.
    C. I will arrange for the insurance company to notify you that the policy is in effect and your status has been noted.
    D. I will pay for this insurance, including any fee for this endorsement.
    E. I will keep the insurance in effect until the Property is no longer subject to your security interest. (I understand that the Property may secure debts in addition to any listed in the LOAN DESCRIPTION section.)

3. DESCRIPTION OF PROPERTY. The Property subject to this Agreement is described as follows.
    ALL MISC EQUIPMENT
    S/A DATED 04/20/00 (#4272795) SECURED BY 1ST D/T
    COV APPROX 275 ACRES LOC IN SUNFLOWER CTY KNOWN AS
    CIRCLE CREEK I; 1ST D/T COV APPROX 278 ACRES IN


4. COVERAGES. I agree to insure the Property according to the following described risks, amount of coverage, and maximum deductible allowed.
    [ ] If checked, all coverages will be for the full replacement value of the Property.

     HOMEOWNER'S COVERAGE.  [ ] H.O.    [ ] Other (Describe)___________________
     Insurable Value:                       Deductible:

     AUTOMOBILE COVERAGES.  [ ] Fire    [ ] Theft   [ ] Collision
                            [ ] Comprehensive    [ ] Liability   [ ] Other______
     Insurable Value:                       Deductible:       Minimum limits:

     PROPERTY COVERAGE.     [ ] Fire    [ ] Theft   [ ] Collision
                            [ ] Comprehensive    [ ] Liability   [ ] Other______
     Insurable Value:                       Deductible:

5. STATUS. Your status shall be listed on the insurance policy as follows.
     [X] Lienholder   [ ] Certificate Holder    [ ] Additional Insured
     [ ] Mortgagee    [ ] Other ______________________

6. ADDITIONAL TERMS.





7. INSURANCE COMPANY. The insurance policy covering the Property and the insurance company issuing the policy are as follows.
    A. POLICY NUMBER: CMA0035654897    EFFECTIVE FROM  10/11/99  TO  10/11/2000.
    B. INSURANCE COMPANY NAME, ADDRESS, AND PHONE NUMBER:
       ASSURANCE COMPANY OF AMERICA
       ZURICH GROUP
       2829 LAKELAND DRIVE JACKSON, MS 39208
       601-956-5810

8. INSURANCE AGENCY AND AGENT. The insurance agency through which I have purchased, or intend to purchase, the required insurance is as follows.
    A. AGENT NAME:_________________________________________.
    B. AGENCY NAME, ADDRESS, AND PHONE NUMBER:
       MARTIN GORDON & JONES, INC
       P O BOX 16447
       JACKSON, MS 39236-6447
       601-956-5810

9. SIGNATURES.
SIGNATURES FOR OWNER(S) AND AUTHORIZATION TO INSURANCE AGENT AND COMPANY. By signing below, I agree to the terms contained in this Agreement and acknowledge receipt of a copy of this Agreement. I request the listed insurance company and agency to provide the indicated coverage and list you on the policy with the indicated status. I also request the insurance company or its authorized agent to immediately confirm that the policy is in effect by signing this form and forwarding a copy of the policy to you.


    X                                        ______________________
      ---------------------------            Date


    X                                        _______________________
      ---------------------------            Date


SIGNATURE FOR SECURED PARTY AND REQUEST FOR CONFIRMATION. Upon receipt of this Agreement, the insurance company or agency named above is requested to confirm the policy coverages shown above.


By  X                                        _______________________
      ---------------------------            Date

SIGNATURE FOR INSURANCE COMPANY AND CONFIRMATION. By signing below, Insurance Company confirms the existence of the insurance coverages agreed to be provided by our insured and that you will be notified not less than 10 days before cancellation.


---------------------------------
Insurance Company


By  X                                        _______________________
      ---------------------------             Date


PLEASE RETURN TO SECURED PARTY AT THE ADDRESS LISTED IN THE DATE AND PARTIES SECTION.

                                                                         4272944

                                 LINE OF CREDIT
                             AUTHORITY TO TRANSFER


To:   COMMUNITY BANK, INDIANOLA, MISSISSIPPI
   --------------------------------------------


I/WE DO HEREBY GIVE AUTHORITY TO THE ABOVE NAMED LENDER THE RIGHT TO MOVE FUNDS FROM THE LINE OF CREDIT REFERENCED BELOW TO COVER EXPENSES OR TO COVER OVERDRAFTS.




LOC LOAN#   4272944
         ----------------------------

ACCOUNT#    518225
        -----------------------------

NAME OF ACCOUNT:   AQUAPRO CORPORATION
                ------------------------------------

----------------------------------------------------




SIGNATURE OF BORROWER(S)

/s/
----------------------------------------------------
AQUAPRO CORPORATION


----------------------------------------------------

                  NOTICE OF RIGHT TO RECEIVE COPY OF APPRAISAL

|------------------------------------|-----------------------------------------------------------|-------------------------------|
|  COMMUNITY BANK,                   | Applicant(s):   AQUAPRO CORPORATION                       |  Loan No.                     |
|  INDIANOLA, MISSISSIPPI            |              -------------------------------------------- |           4272795             |
|  147 HWY 82E                       | --------------------------------------------------------- |-------------------------------|
|  INDIANOLA, MS 38751               | --------------------------------------------------------- |  Date of Application          |
|                                    | Current Address:  1100 HIGHWAY 3                          |                               |
|                                    |                 ----------------------------------------- |-------------------------------|
|                                    | --------------------------------------------------------- |  Date of Notice               |
|                                    |     SUNFLOWER MS      38778 0000                          |                               |
|                                    | --------------------------------------------------------- |-------------------------------|
|                                    | Property Address:                                         |                               |
|                                    |                  ---------------------------------------- |                               |
|    Lender's Name and Address       | --------------------------------------------------------- |                               |
|------------------------------------|-----------------------------------------------------------|-------------------------------|
                                "You" means the Applicant(s) and "I/We" means the Lender

         YOU HAVE THE RIGHT TO A COPY OF THE APPRAISAL REPORT USED IN CONNECTION WITH YOUR APPLICATION FOR CREDIT. IF YOU WISH A COPY, PLEASE WRITE TO US AT THE MAILING ADDRESS WE HAVE PROVIDED. WE MUST HEAR FROM YOU NO LATER THAN 90 DAYS AFTER WE NOTIFY YOU ABOUT THE ACTION TAKEN ON YOUR CREDIT APPLICATION OR YOU WITHDRAW YOUR APPLICATION.

         IN YOUR LETTER, GIVE US THE FOLLOWING INFORMATION: LOAN OR APPLICATION NUMBER, IF KNOWN, DATE OF APPLICATION, NAME(S) OF LOAN APPLICANT(S), PROPERTY ADDRESS, AND YOUR CURRENT MAILING ADDRESS.


                                 ACKNOWLEDGMENT

         BY SIGNING BELOW, YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTOOD THE NOTICE OF YOUR RIGHT TO RECEIVE A COPY OF THE APPRAISAL.





AQUAPRO CORPORATION, INC.

/s/ George S Hastings, Jr
--------------------------------------------------            --------------------------------------------------
Applicant    GEORGE S HASTINGS, JR           Date             Applicant                                     Date
             PRESIDENT

The Lender certifies that a complete copy of the notice was [ ] mailed [ ] delivered to the applicant(s) on ______________________.
                                             Date

/s/
-------------------------------------------------
Lender Signature                             Date


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